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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                       January 6, 2006 (December 30, 2005)


                           FIRST BANCTRUST CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                              000-32535             37-1406661
 State or other jurisdiction          (Commission            (IRS Employer
 of Incorporation                     File Number)           Identification No.)

                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 30, 2005, First BancTrust Corporation ("First BancTrust") entered into Plan Share Award Agreements with each of its current directors providing for the award of 1,500 shares of First BancTrust common stock each, subject to performance and vesting requirements set forth in the agreement. Awards of 6,000 shares and 5,000 shares, respectively, were made to First BancTrust's President and CEO, Terry Howard, and First BancTrust's Vice President and Chief Financial Officer, Ellen Litteral, along with similar awards to approximately a dozen other officers of First BancTrust. The form of agreement is attached hereto as Exhibit 10.1 and its terms are incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Exhibit Number
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            10.1            Form of Plan Share Award Agreement




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST BANCTRUST CORPORATION



Dated:  January 6, 2006                 /s/ Terry J. Howard
                                        ---------------------------------------
                                        Terry J. Howard
                                        President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number
--------------

      10.1             Form of Plan Share Award Agreement




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